EXHIBIT 23.3

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Amendment No. 1 to the combined Annual Report on Form 10-K/A of Vornado Realty Trust and Vornado Realty L.P. for the year ended December 31, 2016 and in the following Registration Statements of Vornado Realty Trust and Vornado Realty L.P. of our report dated April 12, 2017, with respect to the consolidated financial statements and schedule of Toys “R” Us, Inc. and subsidiaries for the years ended January 28, 2017 and January 30, 2016, included in it’s Annual Report (Form 10-K) for the year ended January 28, 2017, filed with the Securities and Exchange Commission:

Amendment No. 1 to Registration Statement No. 333-36080 on Form S-3

Registration Statement No. 333-64015 on Form S-3

Amendment No.1 to Registration Statement No. 333-50095 on Form S-3

Registration Statement No. 333-52573 on Form S-8

Registration Statement No. 333-76327 on Form S-3

Amendment No.1 to Registration Statement No. 333-89667 on Form S-3

Amendment No.1 to Registration Statement No. 333-102215 on Form S-3

Amendment No.1 to Registration Statement No. 333-102217 on Form S-3

Registration Statement No. 333-105838 on Form S-3

Registration Statement No. 333-107024 on Form S-3

Registration Statement No. 333-109661 on Form S-3

Registration Statement No. 333-114146 on Form S-3

Registration Statement No. 333-114807 on Form S-3

Registration Statement No. 333-121929 on Form S-3

Amendment No. 1 to Registration Statement No. 333-120384 on Form S-3

Registration Statement No. 333-126963 on Form S-3

Registration Statement No. 333-139646 on Form S-3

Registration Statement No. 333-141162 on Form S-3

Registration Statement No. 333-150592 on Form S-3

Registration Statement No. 333-166856 on Form S-3

Registration Statement No. 333-172880 on Form S-8

Registration Statement No. 333-191865 on Form S-4

and in the following joint registration statements of Vornado Realty Trust and Vornado Realty L.P.:

Registration Statement No. 333-203294

/s/ Ernst & Young LLP

New York, New York

April 12, 2017